Exhibit 21.01
EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
2010 Acquisition Corporation	Delaware
Commonwealth Laminating & Coating (Hong Kong) Limited	Hong Kong
Commonwealth Laminating & Coating (Shanghai) Co., Ltd.	China
Commonwealth Laminating & Coating, Inc.	Virginia
CP Films Vertriebs GmbH	Germany
CPFilms Inc.	Delaware
Crown Operations International, LLC	Delaware
Dynaloy, LLC	Delaware
Eastman Administración, S.A. de C.V.	Mexico
Eastman Chemical (China) Co., Ltd.	China
Eastman Chemical (China) Co., Ltd. - Guangzhou Branch	Guangzhou
Eastman Chemical (China) Co., Ltd. - JingAn Branch	Shanghai
Eastman Chemical (Gibraltar) Limited	Gibraltar
Eastman Chemical (Malaysia) Sdn. Bhd.	Malaysia
Eastman Chemical (PPU) Pte. Ltd.	Singapore
Eastman Chemical (Tongxiang) Limited	China
Eastman Chemical Adhesives (Hong Kong) Limited	Hong Kong
Eastman Chemical Advanced Materials B.V.	Netherlands
Eastman Chemical AP Holdings B.V.	Netherlands
Eastman Chemical Argentina S.R.L.	Argentina
Eastman Chemical Australia Pty LTD - New Zealand Branch	New Zealand
Eastman Chemical Australia Pty. Ltd.	Australia
Eastman Chemical B.V.	Netherlands
Eastman Chemical B.V. - Czech Republic Representative Office	Czech Republic
Eastman Chemical B.V. - Denmark Branch	Denmark
Eastman Chemical B.V. - Filiale Italiana	Italy
Eastman Chemical B.V. - France Branch	France
Eastman Chemical B.V. - Hungarian Commercial Representative Office	Hungary
Eastman Chemical B.V. - Poland Representative Office	Poland
Eastman Chemical B.V. - South Africa Representative Office	South Africa
Eastman Chemical B.V. - Taiwan Branch	Taiwan
Eastman Chemical B.V. - Turkey Representative Office	Turkey
Eastman Chemical B.V., The Hague, Zug Branch	Switzerland
Eastman Chemical Canada, Inc.	Ontario
Eastman Chemical Company	Delaware
Eastman Chemical Company Foundation, Inc.	Tennessee
Eastman Chemical Company Investments, Inc.	Delaware
Eastman Chemical do Brasil Ltda.	Brazil
Eastman Chemical EMEA B.V.	Netherlands
Eastman Chemical Financial Corporation	Delaware
Eastman Chemical Germany GmbH	Germany
Eastman Chemical Germany Holdings GmbH & Co. KG	Germany
Eastman Chemical Germany Management GmbH & Co. KG	Germany
Eastman Chemical Germany Verwaltungs-GmbH	Germany

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Eastman Chemical Global Holdings LLC	Texas
Eastman Chemical Global Holdings S.a.r.l.	Luxembourg
Eastman Chemical GmbH	Germany
Eastman Chemical HK Limited	Hong Kong
Eastman Chemical Holdings do Brasil Ltda.	Brazil
Eastman Chemical Holdings Spain S.L.	Spain
Eastman Chemical Hong Kong B.V.	Netherlands
Eastman Chemical India Private Limited	India
Eastman Chemical Intermediates (Hong Kong) Limited	Hong Kong
Eastman Chemical International GmbH	Switzerland
Eastman Chemical International Holdings B.V.	Netherlands
Eastman Chemical International LP, LLC	Delaware
Eastman Chemical Japan Ltd.	Japan
Eastman Chemical Korea B.V.	Netherlands
Eastman Chemical Korea, Ltd.	Korea
Eastman Chemical Latin America, Inc.	Delaware
Eastman Chemical Ltd.	New York
Eastman Chemical Ltd. - Australia Branch	Australia
Eastman Chemical Ltd. - Singapore Branch	Singapore
Eastman Chemical Ltd. - Taiwan Branch	Taiwan
Eastman Chemical Ltd. - Thailand Representative Office	Thailand
Eastman Chemical Luxembourg Finance S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 1 LLC	Luxembourg
Eastman Chemical Luxembourg Holdings 1 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings 2 S.a.r.l.	Luxembourg
Eastman Chemical Luxembourg Holdings LLC	Delaware
Eastman Chemical Luxembourg Holdings S.a.r.l.	Luxembourg
Eastman Chemical Malaysia B.V.	Netherlands
Eastman Chemical Middelburg B.V.	Netherlands
Eastman Chemical Netherlands Ltd.	United Kingdom
Eastman Chemical Products - Dubai Regional Liaison Office	Dubai
Eastman Chemical Products Singapore Pte. Ltd.	Singapore
Eastman Chemical Regional UK	England
Eastman Chemical Resins, Inc.	Delaware
Eastman Chemical S.C.S.	Luxembourg
Eastman Chemical Singapore Pte. Ltd.	Singapore
Eastman Chemical Texas City, Inc.	Delaware
Eastman Chemical Uruapan, S.A. de C.V.	Mexico
Eastman Chemical Workington Limited	England
Eastman Chemical, Asia Pacific Pte Ltd-Indonesia Rep Office	Indonesia
Eastman Chemical, Asia Pacific Pte. Ltd.	Singapore
Eastman Chemical, Europe, Middle East and Africa LLC	Delaware
Eastman Cogen Management L.L.C.	Texas
Eastman Cogeneration L.P.	Texas
Eastman Company UK Limited	England
Eastman Espana, S.L.	Spain

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Eastman Fibers Korea Limited (80%)	Korea
Eastman Fibers Singapore Pte. Ltd.	Singapore
Eastman Global Holdings, Inc.	Delaware
Eastman International Holdings, Inc.	Delaware
Eastman International Holdings, Inc., Taiwan Branch	Taiwan
Eastman International Management Company	Tennessee
Eastman Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Eastman Mazzucchelli Hong Kong Limited	Hong Kong
Eastman Mazzucchelli Plastics (Shenzhen) Company Limited	China
Eastman Servicios Corporativos, S.A. de C.V.	Mexico
Eastman Shuangwei Fibers Company Limited (45%)	China
Eastman Spain L.L.C.	Delaware
Eastman Specialties Corporation	Delaware
Eastman Specialties Holdings Corporation	Delaware
Eastman Specialties OU	Estonia
Eastman Specialties S.a.r.l.	Luxembourg
Eastman Specialties Wuhan Youji Chemical Company Ltd (51%)	China
Ecuataminco S.A.	Ecuador
Flexsys America Co.	Delaware
Flexsys America L.P.	Delaware
Flexsys Asia Pacific Sdn. Bhd.	Malaysia
Flexsys Chemicals (M) Sdn Bhd	Malaysia
Flexsys Holding B.V.	Netherlands
Flexsys K.K.	Japan
Flexsys Rubber Chemicals Ltd.	United Kingdom
Flexsys Verkauf GmbH	Germany
Flexsys Verkauf GmbH - France Branch	France
Flexsys Verwaltungs- und Beteiligungsgesellschaft mbH	Germany
HDK Industries, Inc.	Tennessee
Holston Defense Corporation	Virginia
Huper Optik (GP), L.L.C.	Texas
Huper Optik International Pte. Ltd.	Singapore
Huper Optik U.S.A., L.P.	Texas
Industriepark Nienburg GmbH	Germany
Jaeger Chimie France S.a.r.l.	France
Kingsport Hotel, L.L.C.	Tennessee
Knowlton Technologies, LLC	Delaware
Monchem International LLC	Delaware
Mustang Pipeline Company	Texas
Nanjing Yangzi Eastman Chemical Ltd (50%)	China
Novomatrix International Trading (Shanghai) Co. Ltd.	Shanghai
Novomatrix International Trading (Shanghai) Co., Ltd. No. 1 Branch	China
Novomatrix, Inc.	Delaware
Primester (50%)	Monroe County, NY
Qilu Eastman Specialty Chemicals, Ltd. (51%)	China
S E Investment LLC	Delaware

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Scandiflex do Brasil Ltda.	Brazil
Solchem Netherlands C.V.	Netherlands
Solutia (Thailand) Ltd.	Thailand
Solutia Argentina S.R.L.	Argentina
Solutia Brasil Ltda.	Brazil
Solutia Canada Inc.	Canada
Solutia Chemicals France S.a.r.l.	France
Solutia Chemicals Iberica, S.L.	Spain
Solutia Chemicals India Private Limited	India
Solutia Deutschland GmbH	Germany
Solutia Europe BVBA - Portugal Representative Office	Portugal
Solutia Europe BVBA - Russia Representative Office	Russia
Solutia Europe SPRL/BVBA	Belgium
Solutia Greater China, LLC	Delaware
Solutia Hong Kong Limited	Hong Kong
Solutia Inc.	Delaware
Solutia International Trading (Shanghai) Co., Ltd.	Shanghai, China
Solutia International Trading (Shanghai) Co., Ltd. No. 1 Branch	China
Solutia Italia S.r.l.	Italy
Solutia Japan Limited	Japan
Solutia Performance Products (Suzhou) Co., Ltd.	China
Solutia Performance Products Solutions Ltd.	Mauritius
Solutia Singapore Pte. Ltd.	Singapore
Solutia Solar GmbH	Germany
Solutia Therminol Co., Ltd. Suzhou	China
Solutia Tlaxcala, S.A. de C.V.	Mexico
Solutia UK Holdings Ltd.	United Kingdom
Solutia UK Investments Ltd.	United Kingdom
Solutia UK Ltd.	United Kingdom
Solutia Venezuela, S.R.L.	Venezuela
Southwall Europe GmbH	Germany
Southwall Insulating Glass, LLC	Delaware
Southwall Technologies Inc.	Delaware
St. Gabriel CC Company, LLC	Delaware
SunTek Australia Pty. Ltd.	Australia
SunTek Europe GmbH	Germany
SunTek Films Canada, Inc.	Canada
Suntek Holding Company	Delaware
SunTek UK Limited	United Kingdom
Tam Limitada (Costa Rica)	Costa Rica
Taminco Argentina SA	Argentina
Taminco BVBA	Belgium
Taminco BVBA - Australia Branch Office	Australia
Taminco BVBA - France Rep Office	France
Taminco BVBA - Hungarian Commercial Representative Office	Hungary
Taminco BVBA - India Rep Office	India

EASTMAN CHEMICAL COMPANY SUBSIDIARIES
NAME OF SUBSIDIARY	JURISDICTION OF INCOROPRATION OR ORGANIZATION
Taminco BVBA - Japan	Japan
Taminco BVBA - Malaysia Branch	Malaysia
Taminco BVBA - Oficina de Representacion en Espana	Spain
Taminco BVBA - Shanghai, China Rep office	Shanghai
Taminco BVBA - Singapore Representative Office	Singapore
Taminco BVBA - The Philippines	Philippines
Taminco Chile S.p.A	Chile
Taminco Choline Chloride (Shanghai) Co., Ltd.	Shanghai, China
Taminco Corporation	Delaware
Taminco de Guatemala, S.A.	Guatemala
Taminco de Honduras, S.A. de C.V.	Honduras
Taminco do Brasil Comercio e Industria de Aminas Ltda.	Brazil
Taminco do Brasil Produtos Quimicos Ltda.	Brazil
Taminco Finland Oy	Finland
Taminco Germany GmbH	Germany
Taminco Global Chemical LLC	Delaware
Taminco Group BVBA	Belgium
Taminco Group Holdings S.a.r.l.	Luxembourg
Taminco Holding Finland Oy	Finland
Taminco Holding Netherlands B.V.	Netherlands
Taminco Intermediate LLC	Delaware
Taminco Italia S.r.l.	Italy
Taminco Mexico S. de R.L. de C.V.	Mexico
Taminco UK Limited	United Kingdom
Taminco Uruguay S.A.	Uruguay
Taminco US LLC	Delaware
Te An Ling Tian (Nanjing) Fine Chemical Co., Ltd.	China
TX Energy, LLC	Delaware
V-Kool International Pte. Ltd.	Singapore
Yixing Taminco Feed Additives Co., Ltd.	China